UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): March 14, 2005


                              SPX CORPORATION

           (Exact name of registrant as specified in its charter)


            DELAWARE                       1-6948                38-1016240
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                      13515 Ballantyne Corporate Place
                      Charlotte, North Carolina 28277
            (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code (704) 752-4400

                               NOT APPLICABLE
           (Former name or former address if changed since last)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On March 14, 2005, Michael J. Mancuso was appointed to the Board of Directors of SPX Corporation (the "Company"). Although Mr. Mancuso is not currently a member of any committee of the Board of Directors, he will be considered for committee assignments in the future.

On March 14, 2005, the Company issued a press release related to this event. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed herewith.

Exhibit
Number     Description
------     -----------
99.1       Press Release issued March 14, 2005.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SPX CORPORATION


Date:  March 16, 2005                 By:  /s/ Patrick J. O'Leary
                                         -------------------------------
                                         Patrick J. O'Leary
                                         Executive Vice President, Treasurer
                                         and Chief Financial Officer

                               EXHIBIT INDEX

Exhibit
Number      Description
------      -----------

99.1        Press Release issued March 14, 2005.